SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 2054

                            Form 8 - k

                          CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange
     Act of 1934

     Date of Report (Date of earliest event reported) March 5,
     1997

                      Cash Can Incorporated
      (Exact name of registrant n specified in its charter)


Delaware                   0-19851             75-2371682
State or other           (Commission         (IRS Employer
jurisdiction             File Number)        Identification No.)
of incorporation)


      2321 Noriega Street, San Francisco, California, 94122
        (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (415) 564-4770

                      Cash Can incorporated
                             Form 8K

Item 1.   Changes in Control of Registrant

     By letter received by Cash Can Incorporated February 24, 1997, Thomas R. Malanca submitted his resignation as director of Cash Can Incorporated. At a special meeting of the Registrant's Board of Directors held on February 24, 1997 we accepted the resignation of thomas R. Malanca as director.

     On February 24, 1997 Robert Lee McCurn was appointed to the
Board of Directors of Cash Can Incorporated.


Item 2.   Acquisition or Disposition of assets - not applicable

Item 3.   Bankruptcy of Receivership - Not applicable

Item 4. Changes in Registrant's Certifying Amount - Not applicable.

Item 5.   Other events - not applicable

Item 6. Resignations of Registrants's Directors - not applicable. (see Item 1)

Item 7.   Financial Statement and Exhibits - not applicable

Item 8.   Change in Fiscal Year - not applicable.

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.



Cash Can Incorporated

/s/Arthur E. Juhl/

Arthur E. Juhl, President, C.E.O.

March 5, 1996
Date